UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2008

THE AES CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
of incorporation)		Identification No.)

4300 Wilson Boulevard, Suite 1100		22203
Arlington, Virginia		(Zip code)
(Address of principal executive offices)

(703) 522-1315
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

On May 14, 2008, The AES Corporation (the “Company”) issued a press release pursuant to Rule 135c of the Securities Act of 1933, as amended, announcing its intention to offer in a private placement $600,000,000 aggregate principal amount of senior notes due 2020.   The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 8.01 of this report on Form 8-K.

The Company also announced that is has commenced a cash tender offer for up to $377,030,000 aggregate principal amount (the “Maximum Tender Cap”) of its outstanding senior notes, including its  8.75% Second Priority Senior Secured Notes due 2013 (the “Secured Notes”); 9.50% Senior Notes due 2009; 9.375% Senior Notes due 2010;  and 8.875% Senior Notes due 2011.  Concurrently with the tender offer, AES is also soliciting consents from holders of its Secured Notes to certain proposed amendments to the indenture governing the Secured Notes, which will eliminate many of the restrictive covenants in the indenture.  Further information regarding the tender offer and the consent solicitation is presented.  The press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference in this Item 8.01 of this report on Form 8-K.

Cautionary Statements Regarding Forward-Looking Statements

The statements set forth above in this report contain forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934.    Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’ current expectations based on reasonable assumptions.  Forecasted financial information is based on certain material assumptions.  These assumptions include, but are not limited to, continued normal levels of operating performance and electricity volume at our distribution companies and operational performance at our generation businesses consistent with historical levels, as well as achievements of planned productivity improvements and incremental growth investments at normalized investment levels and rates of return consistent with prior experience. Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in AES’ filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A “Risk Factors” in AES’ 2007 Annual Report on Form 10-K.  Readers are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business.  Unless otherwise required by laws, AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01                   Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 14, 2008 — Notes Offering
99.2	Press Release, dated May 14, 2008 — AES Commences Cash Tender Offer For Its Senior Notes and a Consent Solicitation for its Second Priority Senior Secured Notes Due 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2008	THE AES CORPORATION

	By:	/s/ VICTORIA D. HARKER
		Name:	Victoria D. Harker
		Title:	Chief Financial Officer